STATEMENT OF OPERATIONS	2 Months Ended
Dec. 31, 2020 USD ($) $ / shares shares
Formation costs | $	$ 1,519
Net loss | $	$ (1,519)
Weighted average shares outstanding, basic (in shares) | shares	15,000,000
Weighted average shares outstanding, diluted (in shares) | shares	15,000,000
Basic net income (loss) per share (in dollars per share) | $ / shares	$ 0.00
Diluted net income (loss) per share (in dollars per share) | $ / shares	$ 0.00